                                                              EXHIBIT 10.18
                                                              Note 1

                                  STRAIGHT NOTE


$250,000       South El Monte, California    December 23, 1994
--------

     For value received, Lee Pharmaceuticals promises to pay Henry L. Lee, Jr. or order, at South El Monte, California the sum of TWO HUNDRED AND FIFTY THOUSAND DOLLARS, with interest from December 23, 1994, on unpaid principal at the rate of Imperial Bank Prime Rate per cent per annum; principal payable on June 30, 1998. Interest shall be calculated on the basis of the unpaid principal balance daily, based on a 365 day year, actual day month, payable monthly. Principal and interest shall be payable in lawful money of the United States. If action be instituted on this note, I promise to pay such sum as the Court may fix as attorney's fees. This note is unsecured.



December 27, 1994                  RONALD G. LEE
-------------------                -------------------------------
Date                               Lee Pharmaceuticals - Ronald G. Lee


December 27, 1994                  MICHAEL L. AGRESTI
---------------------              ---------------------------------
Date                               Lee Pharmaceuticals - Michael L. Agresti

                                                                 EXHIBIT 10.18
                                                                 Note 2


                                  STRAIGHT NOTE


   $38,000         South El Monte, California       April 12, 1995
-------------

For value received, Lee Pharmaceuticals promises to pay Ronald G. Lee or order, at South El Monte, California the sum of THIRTY-EIGHT THOUSAND DOLLARS, with interest from February 17, 1995 on unpaid principal at the rate of Imperial Bank Prime Rate per cent per annum; principal payable on March 21, 1997. Interest shall be calculated on the basis of the unpaid principal balance daily, based on a 365 day year, actual day month, payable semi-annually (August 17 and February
17). Principal and interest shall be payable in lawful money of the United States. If action be instituted on this note, I promise to pay such sum as the Court may fix as attorney's fees. This note is secured by the product brand Aloe E and Aloe 99.




February 17, 1995                       RONALD G. LEE
-------------------------------         ----------------------------------------
Date                                    Lee Pharmaceuticals - Ronald G. Lee


February 17, 1995                       MICHAEL L. AGRESTI
------------------------------          ----------------------------------------
Date                                    Lee Pharmaceuticals - Michael L. Agresti